UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

December 14, 2020

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176

(State or other jurisdiction		(I.R.S. Employer
of incorporation)	(Commission File Number)	Identification Number)

100 Summer Street, Suite 2300
Boston, Massachusetts	02110

(Address of principal
executive offices)	(Zip code)

(617) 621-7722

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	IRWD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 14, 2020, it was determined that Kelly MacDonald will transition out of her position as Vice President, Finance and Chief Accounting Officer of Ironwood Pharmaceuticals, Inc. (the “Company”), effective February 19, 2021 (the “Transition Date”). Ms. MacDonald is designated the Company’s principal accounting officer. Ms. MacDonald’s transition is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Beginning on the Transition Date, Gina Consylman (age 48), the Company’s Senior Vice President, Chief Financial Officer, will serve as the Company’s principal accounting officer.

Biographical information for Ms. Consylman is available in the Company’s proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 21, 2020 in connection with the Company’s 2020 annual meeting of stockholders, such information being incorporated herein by reference. There is no arrangement or understanding between Ms. Consylman and any other person pursuant to which Ms. Consylman was selected as the Company’s principal accounting officer, effective on the Transition Date.  There is no family relationship between Ms. Consylman and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company.  Ms. Consylman is not, and has not been since January 1, 2019, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

This Current Report on Form 8-K contains forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about anticipated transitions within the Company’s accounting function, including the expected date thereof. Each forward-looking statement is subject to risks and uncertainties that could cause actual events to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include those related to the possibility that transitions within the Company’s accounting function do not occur as anticipated for any reason and the risks listed under the heading “Risk Factors” and elsewhere in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 5, 2020, and in the Company’s subsequent SEC filings. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Pharmaceuticals, Inc.

Dated: December 16, 2020	By:	/s/ Mark Mallon
Name: Mark Mallon
Title: Chief Executive Officer